Odysight AI

November 2024

Odysight AI

Company Presentation

Disclaimer

This presentation includes statements that constitute forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, aspiration to become the mandated standard for the aerospace industry, expected Company role in transitioning aviation to AI-driven solutions, capabilities regarding our technology and forecasts regarding growth in our addressable market. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro Odysight^{AI} technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of Odysight^{AI}’s solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts to obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on a single customer that accounts for a substantial portion of our revenues, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of computer system failures, cyberattacks or deficiencies in our cybersecurity, (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction and (xv) political, economic and military instability in Israel, including the impact on our operations of Israel’s war against Hamas and Hezbollah.

These and other factors are more fully discussed under the heading “Risk Factors” in Odysight^{AI} Inc.’s annual report on Form 10-K as filed with the Commission on March 26, 2024. These factors are updated from time to time through the filing of reports and registration statements with the Commission. Any forward-looking statements contained in this presentation are made as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, Odysight^{AI} Inc. disclaims any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

This presentation contains trademarks, trade names, and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply, an endorsement or sponsorship of us by these other parties.

Introduction to Odysight^{AI}

Unique Predictive Health Monitoring Solution

Odysight^{AI} developed a **novel solution addressing an existing market need.**

Our system uses harsh environment proven micro-optical sensors, and proprietary **AI- platform video analytics algorithms** to detect machine failures and anomalies in hard-to-reach areas that conventional sensors cannot identify.

The system delivers substantial cost savings and enhanced safety to our customers.

Business Model and Commercial Success

Our systems are used by **NASA, Safran**, **Elbit Systems** and are installed on Boeing and Lockheed Martin platforms

Signed agreement exceeding $10M with an international defense contractor; **Record-high backlog of ~$16M (Sep. 2024)**

Unlocking growth and recurring revenues through modular software, flexible integration, and strategic upselling.

Aerospace TAM > $10bn

The global predictive maintenance market is forecasted to reach $42bn by 2028.

Odysight^{AI} Aerospace TAM is estimated as >$10bn.

Mandatory requirement in the US: The US Inspector General of the DOD has mandated the use of PdM system and technology cross platforms and cross verticals.

World-Class Leadership Team

Seasoned management team from Israel's Aerospace industry, with deep expertise in research, algorithms, and strategic innovation.

Relationships of trust with clients driving development and adoption.

Internationally renowned Board members with leadership positions in global Aerospace, energy and IT, driving our global and multi vertical expansion.

Our Management Team



Yehu Ofer
CEO

Col. (ret.) IAF, formerly senior executive at Elbit Aerospace, leading major R&D full-scale development programs and defense attaché.



Einav Brenner
CFO

Formerly VP Finance at Solato, Ex. Dir. of Finance at Redhill Biopharma (Nasdaq: RDHL) and various financial positions at Vizrt (Oslo;VIZ), Viola Ventures and PwC.



Jacob Avinu
Senior VP Prod. Portfolio

Formerly Chief Engineer R&D of HMDs & Sensors at Elbit Systems (Adv. Capabilities R&D Dept., Aerospace Division)



Eli Israeli
CTO

Formerly CTO at Gadfin, SVP of R&D and Program Management at IAI. Senior positions at Israel MoD and IAF (UAVs and Optronics Division).



Gal Shir
Operation Manager and Acting VP R&D

Formerly Head of Engineering and Development at TAT Technologies, COO at Elta and other senior production positions.



Prof. Jacob Bortman
Senior Advisor

Brig. Gen. (Ret.) IAF, formerly IAF's Material Directorate and key Aircraft and UAV Divisions. Prof. of Mechanical Eng. at Ben-Gurion University.

Our Board of Directors



Prof. Benad Goldwasser

Prof. of Medicine, entrepreneur, investor and former surgeon. Co-founded innovative companies in healthcare and tech (Medinol, Vidamed, Rita Medical, Optonol).



Mori Arkin

Founder of Arkin Holdings, manages a $1B portfolio. Previously sold Agis Pharmaceuticals to Perrigo for $818M.



Jackson Schneider

Former CEO of Embraer Defense, wealth experience of Aerospace and Defense.



Inbal Kreiss

Head of Innovation at IAI and Chair of Israel's RAKIA mission. Expertise in Aerospce and Defense.



Nir Nimrodi

CEO of Accellix and former executive at Precigen and Life Technologies. Growth-focused leadership.



Zeev Vurembrand

Former CEO of Clalit Health Services and Kupat Holim Meuhedet, executive experience across top firms (Phoenix Invest., Bezeq, and Discount Bank).



Ronit Rubin

EMEA President of AllCloud. Rich Aerospace, Defense and cloud experience. Former Comd. of the Navy's Computers Unit in the IDF.



Dr. Carlo Papa

Former Dir. of Enel Foundation and internationally renowned energy expert. Sr. Fellow at Columbia University's Sustainable Investment Center.

OdysightAI solution developed to solve unmet need

Fatal Accident leads to development of OdysightAI's solution

A fatal accident occurred when a hidden and rarely inspected safety nut became undone, leading to loss of life and a $100M Platform.

OdysightAI developed a solution to identify safety critical events before they occur.

The solution, uses vision-based sensors and trained AI algorithms, to monitor and measure the size/number of threads of the safety nut in real-time and automatically warn of out-of-sync events.

It was further developed to monitor other safety critical components on the aircraft. The solution is deployed on the AH-64, SH-60 and other operational platforms.


Boeing AH-64
PP-Rod Monitoring

OdysightAI Recent Contract Wins



New generation UAV
Integrated from design, PO >$10m



IAF Sikorsky SH-60
Full PHM solution, PO >$1m



NASA High-speed Aeronautical Flight Testing, PO received



IAF Boeing AH-64 POC sole source



Safran engine guide vane monitoring

Odysight[AI] Delivers Enhanced Safety and Cost Savings

Machines have maintenance schedules based on predicted usage, including time and distance.

The operating environment can significantly impact the condition of the platform from its predicted state.

Odysight[AI]'s innovative solution provides the actual condition of the platform in real-time.

This data enhances safety, reduces downtime (increase mission readiness) and saves maintenance cycle costs.



Possible detection of severe event before accident occurs
OdysightAI's solution alerts of premature malfunctions
Design life of component
Severity of Use
Severe usage
Predicted usage
Mild usage
Immediate Life Cycle Cost savings
Clients can elect to extend use based on OdysightAI's monitoring solution
Service w/o monitoring
Hours/Kms of Operation

OdysightAI System Architecture

A Fully Integrated Solution



OdysightAI Sensors



OdysightAI Technician Ground Tool



OdysightAI Processing Unit



1. Processing Unit & Multiple Vision-Based Sensors

Integrated in hard-to-reach areas and monitors safety critical elements in real-time

2. Specialized Software

Collects/ processes/ detects/ records from up to 20 sensors

3. Cloud-computing & Services

- Real-Time Applications
- Data Analytics
- Predictive Insights
- Cloud Management

4. User/Technician Dashboard

OdysightAI's Technician application on ruggedized computer

OdysightAI Business Model

Modular System Sale With Multi-Year Subscription

Upsell opportunities:

- Expanding algorithmic capabilities
- Additional use cases
- Fleet management
- Enhanced cloud management



Revenue ($M)
SW and Algorithm
Sensors
Processing Unit
Year 1
Year 2
Year 3
Year 4
Year 5
PHM Solution Sale
Multi Year Subscription

Markets & Verticals

Focused on Aerospace First



Aerospace



Industry 4.0



Transportation



Energy



Medical

Global Predictive Maintenance Market

OdysightAI provides solutions to safety critical verticals.
From Aerospace and defense to industrial, transportation and energy.

The addressable PDM market is projected to grow significantly from ~$8bn in 2023, reaching ~$42bn by 2028.

YoY estimated PDM market growth of ~30%-50%.


2023
USD ~8bn
2028
USD ~42bn

Based on industry reports and company estimates.

Addressable Market Evolution

OdysightAI Aerospace TAM is estimated as >$10bn. commercial aviation, military rotorcraft, fixed wing aircraft and UAVs.

OdysightAI is growing its backlog in Aerospace, while developing industrial partnerships and POCs in the Energy, Industry 4.0 and Transportation verticals.

TAM for Energy, Industry 4.0 and Transportation is expected to eclipse the Aerospace TAM.


Aircraft TAM of >$1.5bn
UAVs TAM of >$1bn
Commercial Aviation TAM of >$4bn
Rotorcraft TAM of >$4bn
Energy
Medical
Industry 4.0
Transportation

Based on industry reports and company estimates.

OdysightAI Solution

Strong IP Protection

Worldwide Patent Protection

USA
Israel
Australia
Brazil
Canada
China
Europe
India
Japan
Korea
Singapore

Granted Patents Worldwide 16

Filed patent applications worldwide 81

Patents Families 17

Patent Families in the Predictive Maintenance Field 11

Patent Families Related to Imaging Technology 6

Thank You.

info@odysight.ai
www.odysight.ai